UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 14, 2024

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 14, 2024, Exelixis, Inc. (Exelixis) announced that it has entered into a clinical development collaboration (Collaboration) with Merck & Co., Inc., known as MSD outside of the United States and Canada (Merck), to evaluate the combination of Exelixis’ investigational tyrosine kinase inhibitor (TKI) zanzalintinib with Merck’s anti-PD-1 therapy KEYTRUDA® (pembrolizumab) in a phase 3 pivotal trial for the treatment of patients with head and neck squamous cell carcinoma (HNSCC), and zanzalintinib with WELIREG® (belzutifan), Merck’s oral hypoxia-inducible factor-2 alpha (HIF-2α) inhibitor, in a phase 1/2 trial and two phase 3 pivotal trials for the treatment of patients with renal cell carcinoma (RCC). Under the terms of the Collaboration, Merck will supply KEYTRUDA for the ongoing, Exelixis-sponsored phase 3 STELLAR-305 pivotal trial in previously untreated PD-L1 positive recurrent or metastatic HNSCC. In addition, Merck will sponsor a phase 1/2 trial and two phase 3 pivotal trials in RCC. Merck will fund one of these phase 3 studies, and Exelixis will co-fund the phase 1/2 trial and the other phase 3 study, as well as supply zanzalintinib and cabozantinib. Exelixis maintains all global commercial and marketing rights to zanzalintinib.

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements related to Exelixis’ and Merck’s obligations under the Collaboration. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties, which include, without limitation, Exelixis’ and Merck’s ability to effect its obligations under the Collaboration, and other factors detailed from time to time under the caption “Risk Factors” in Exelixis’ most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in Exelixis’ other future filings with the Securities and Exchange Commission. Exelixis undertakes no duty to update these statements other than to the extent required by applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

October 15, 2024	/s/ Jeffrey J. Hessekiel
Date	Jeffrey J. Hessekiel
Executive Vice President and General Counsel